SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549





                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                       SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): June 23, 1998

                   Residential Asset Securities Corporation
            (Exact name of registrant as specified in its charter)

         DELAWARE                333-30789                 51-0362653

   (State or other       (Commission file number)        (I.R.S. employer
   jurisdiction of                                     identification no.)
   incorporation)



8400 Normandale Lake Blvd., Suite 600, Minneapolis, MN     55437
 (Address of principal executive offices)                (Zip code)

Registrant's telephone number, including area code:   (612) 832-7000

------------------------------------------------------------------------------
      (Former name or former address, if changed since last report)

                       Exhibit Index located on page 4.

Items 1 through 6 and Item 8 are not included because they are not applicable.

Item 5.     Other Events.

            The consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of December 31, 1997 and December 31, 1996, and for the three year period ended December 31, 1997, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 31, 1998) and the consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of March 31, 1998, and for the periods ended March 31, 1998 and March 31, 1997, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 1998 (which was filed with the Securities and Exchange Commission on May 15, 1998), are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statement (No.333-30789) of the Registrant (the "Prospectus"); and (iii) the Prospectus Supplement for Mortgage Asset-Backed Pass-Through Certificates, Series 1998-KS2, and shall be deemed to be a part hereof.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

            (a)   Not applicable

            (b)   Not applicable

            (c)   Exhibits

            23. Consent of KPMG Peat Marwick LLP, independent auditors of Ambac Assurance Corporation ("Ambac") with respect to (a) the incorporation by reference in the Prospectus and Prospectus Supplement of their report dated January 29, 1998 on the audit of the consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of December 31, 1997 and 1996 and for each of the years in the three-year period ended December 31, 1997 and (b) with respect to the reference to their firm under the caption "Experts" in the Prospectus Supplement.

                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                          RESIDENTIAL ASSET SECURITIES
                          CORPORATION




                             By:   /s/Timothy A. Kruse
                             Name: Timothy A. Kruse
                             Title:Vice President





Dated:  June 23, 1998

                              SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                          RESIDENTIAL ASSET SECURITIES
                          CORPORATION




                             By:
                             Name:  Timothy A. Kruse
                             Title: Vice President





Dated:  June 23, 1998

                                  Exhibit 23

                   Consent of Independent Auditors of Ambac

                        INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Ambac Assurance Corporation:

      We consent to the incorporation by reference in the registration statement (No. 333- 30789) of Residential Assets Securities Corporation (the "Registrant") and in the Prospectus Supplement of the Registrant (the "Prospectus Supplement"), included in the Form 8-K of the Registrant dated June 23, 1998, of our report dated January 29, 1998 on the consolidated financial statements of Ambac Assurance Corporation as of December 31, 1997 and 1996, and for each of the years in the three year period ended December 31, 1997 which report appears in the Form 10-K of Ambac Financial Group, Inc., dated March 31, 1998 and to the reference to our firm under the heading "Experts" in the Prospectus Supplement.





                            /s/ KPMG Peat Marwick LLP





New York, New York
June 23, 1998